UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 2003

                           Mpower Holding Corporation

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             (Exact name of registrant as specified in its charter)

               Delaware            33339884-01            52-2232143
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            (State or other        (Commission         (I.R.S. Employer
            jurisdiction of       File Number)        Identification No.)
            incorporation)

             175 Sully's Trail, Pittsford, NY                   14534
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         (Address of principal executive offices)            (Zip Code)

Registrants' telephone number, including area code:  (585) 218-6550

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 9.  Regulation FD Disclosure.


     Mpower Holding Corporation is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report.
Exhibit 99.1 contains a reconciliation of EBITDA, revenue from continuing operations and gross margin from continuing operations to the GAAP presentation of loss from continuing operations, revenue from continuing operations and gross margin from continuing operations contained in our annual report for the year ended December 31, 2002 on Form 10-K. Exhibit 99.1 also contains certain information about the products and services we provide as well as certain information about the markets in which we operate. This information is being given to certain research analysts in connection with presentations being given by Mpower. A copy of this information can be obtained from the Investor Relations section of Mpower's website at www.mpowercom.com/corpinfo/relationships/htm.

         The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

         Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Mpower Holding Corporation cautions investors that certain statements contained in Exhibit 99.1 that state management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. Management wishes to caution the reader these forward-looking statements are not historical facts and are only estimates or predictions. Actual results may differ materially from those projected as a result of risks and uncertainties including, but not limited to market makers independent decisions to create a market in the common stock of the company, future sales growth, market acceptance of our product offerings, our ability to secure adequate financing or equity capital to fund our operations and network expansion, our ability to manage rapid growth and maintain a high level of customer service, the performance of our network and equipment, our ability to enter into strategic alliances or transactions, the cooperation of incumbent local exchange carriers in provisioning lines and interconnecting our equipment, regulatory approval processes, changes in technology, price competition and other market conditions and risks detailed from time to time in our Securities and Exchange Commission filings. The company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information, or otherwise.


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, Mpower Holding Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 22, 2003          MPOWER HOLDING CORPORATION



                                  By:    /s/ Russell I. Zuckerman
                                     ------------------------------------------
                                  Name:  Russell I. Zuckerman
                                  Title: Senior Vice President, General Counsel
                                         and Secretary


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


                                  EXHIBIT INDEX

Exhibit No.   Description of Document
-----------   -----------------------

99.1          Information furnished to research analysts.




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